1290 FUNDS®

SUPPLEMENT DATED MARCH 20, 2025 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of 1290 Funds (the “Trust”), dated March 1, 2025. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://www.1290Funds.com.

The purpose of this Supplement is to provide you with information about the liquidation and termination of each of the following funds of the Trust:

1290 Retirement 2020 Fund 1290 Retirement 2025 Fund 1290 Retirement 2030 Fund 1290 Retirement 2035 Fund	1290 Retirement 2040 Fund 1290 Retirement 2045 Fund 1290 Retirement 2050 Fund 1290 Retirement 2055 Fund

(each a “Fund” and together the “Funds”)

Information Regarding the Funds

At a meeting held on March 18-19, 2025, the Trust’s Board of Trustees (the “Board”), upon the recommendation of Equitable Investment Management, LLC, the Trust’s investment adviser, approved a Plan of Liquidation and Termination (the “Plan”) pursuant to which each Fund will liquidate and terminate. It is expected that each Fund’s liquidation will take place on or about May 30, 2025 (the “Liquidation Date”). Pursuant to the Plan, each Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents and pay any liabilities by the Liquidation Date. On the Liquidation Date, each Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder. This distribution will be a taxable event for a Fund shareholder that is not tax-exempt, resulting in a gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Fund’s shares. Once the distribution is complete, each Fund will terminate.

In anticipation of the liquidations, no further purchases or exchanges into a Fund will be accepted after March 26, 2025. In addition, each Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, each Fund may deviate from its stated investment strategies and polices and may no longer be managed to pursue its investment objective.

Please note that, at any time prior to the Liquidation Date, you may be eligible to exchange your shares of a Fund at net asset value per share for shares of the same share class of another 1290 Fund subject to the requirements and restrictions described in the Funds’ Prospectus. Please also note that, at any time prior to the Liquidation Date, you may redeem your shares of a Fund pursuant to the procedures described in the Funds’ Prospectus. In general, exchanges and redemptions of Fund shares are taxable events for shareholders. If you own Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) or 403(b) account, you should consult with your tax adviser to determine the tax consequences of a Fund’s liquidation or an exchange or redemption of Fund shares.

For more information, please call 1-888-310-0416.

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